                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR
                               OFFER TO EXCHANGE
                                 $260.0 MILLION
                     10.125% SERIES B SENIOR NOTES DUE 2011
                                      FOR
                     10.125% SERIES A SENIOR NOTES DUE 2011
                                       OF
                       UNIVERSAL HOSPITAL SERVICES, INC.
            PURSUANT TO THE PROSPECTUS, DATED [              ], 2004

THE EXCHANGE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
TIME, ON [           ], 2004 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY UNIVERSAL HOSPITAL SERVICES, INC. IN ITS SOLE DISCRETION. TENDERS OF INITIAL NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN PRIOR TO 11:59 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                EXCHANGE AGENT:
                     WELLS FARGO BANK, NATIONAL ASSOCIATION


       By Regular Mail or             In Person by Hand Only              By Registered or
       Overnight Courier:               Wells Fargo Bank,                 Certified Mail:
       Wells Fargo Bank,               National Association              Wells Fargo Bank,
      National Association           608 Second Avenue South            National Association
         MAC# N9303-121            Corporate Trust Operations,             MAC# N9303-121
   Corporate Trust Operations               12th Floor               Corporate Trust Operations
     6th & Marquette Avenue           Minneapolis, Minnesota               P.O. Box 1517
  Minneapolis, Minnesota 55479                55402                    Minneapolis, Minnesota
                                                                             55480-1517


                            Facsimile Transmissions:
                          (Eligible Institutions Only)

                                 (612) 667-4927

           To Confirm Facsimile by Telephone or for Information Call:

                                 (800) 344-5128

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS (AS DEFINED HEREIN) WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES (AS DEFINED HEREIN) FOR THEIR INITIAL NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR INITIAL NOTES (AS DEFINED HEREIN) TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the prospectus
dated [          ], 2004 (as the same may be amended or supplemented from time to time, the "Prospectus") of Universal Hospital Services, Inc., a Delaware corporation ("UHS"), which, together with this Letter of Transmittal and the instructions hereto (this "Letter of Transmittal"), constitute UHS's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 10.125% Series B Senior Notes due 2011 (the "Exchange Notes") for each $1,000 in principal amount of outstanding 10.125% Series A Senior Notes due 2011 (the "Initial Notes" and, together with the Exchange Notes, the "Notes"), of which $260.0 million aggregate principal amount was outstanding on the date of the Prospectus. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Initial Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, do not bear legends restricting the transfer thereof.

     UHS reserves the right, at any time or from time to time, to extend the Exchange Offer in its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. UHS will notify the Exchange Agent of any extension by written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Initial Notes along with this Letter of Transmittal are to be physically delivered to the Exchange Agent herewith by Holders prior to the Expiration Date; (ii) tender of Initial Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the "The Exchange
Offer -- Book-Entry Transfer" section of the Prospectus and such book-entry transfer must be received by the Exchange Agent prior to the Expiration Date; or
(iii) tender of Initial Notes is to be made according to the guaranteed delivery procedures set forth in the "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If delivery of the Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in clause (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Initial Notes must be effected by sending electronic instructions to DTC through DTC's communication system in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Initial Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must reflect that the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Initial Notes are registered on the books of UHS or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) any participant in DTC whose Initial Notes are held of record by DTC who desires to deliver such Initial Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR INITIAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

Ladies and Gentlemen:

     The undersigned hereby tenders to UHS the aggregate principal amount of Initial Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the aggregate principal amount of the Initial Notes tendered herewith, the undersigned hereby sells, exchanges, assigns and transfers to, or upon the order of, UHS all right, title and interest in and to such Initial Notes that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of UHS and as trustee under the indenture for the Initial Notes and the Exchange Notes), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest) to:

        (a) deliver such Initial Notes in registered certificated form, or transfer ownership of such Initial Notes through book-entry transfer at DTC, to or upon the order of UHS, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Notes; and

        (b) present such Initial Notes for transfer on the books of UHS and receive, for the account of UHS, all benefits and otherwise exercise, for the account of UHS, all right of beneficial ownership of the Initial Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned represents and warrants that it has full power and authority to tender, sell, exchange, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, UHS will acquire good, marketable and unencumbered title to the tendered Initial Notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations to their sale or transfer, and not subject to any adverse claim. The undersigned also represents and warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or UHS to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Initial Notes.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer -- Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by UHS) as more particularly set forth in the Prospectus, UHS may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned, or in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent's account at DTC, such nonexchanged Initial Notes will be credited to an account maintained at DTC.

     The undersigned also acknowledges that this Exchange Offer is being made based upon UHS's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties unrelated to UHS, including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Shearman & Sterling (available July 2, 1993) (the "SEC No-Action Letters"), that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a Holder (other than a broker-dealer who acquires such Exchange Notes directly from UHS for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such Holder that is an "affiliate" of UHS or of any of the guarantors under the indenture relating to the Notes within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in the SEC No-Action Letters.

     By tendering, the undersigned represents and warrants to UHS that (i) any Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such undersigned, (ii) neither the undersigned Holder of Initial Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and no such person will have any such arrangement or understanding at the time of consummation of the Exchange Offer and (iii) neither the Holder nor any such other person is an "affiliate" of UHS or of any of the guarantors of the Notes within the meaning of Rule 405 under the Securities Act, or, if such Holder or such other person is an "affiliate", it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. The undersigned agrees to all of the terms of the Exchange Offer as described in the Prospectus and herein.


     If the undersigned is not a broker-dealer, it hereby represents and warrants to UHS that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; provided, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. UHS has agreed to use all commercially reasonable efforts to keep the registration statement of which the Prospectus forms a part effective for a period beginning when Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed and such time as broker-dealers are no longer required to comply with the prospectus delivery requirements in connection with offers and sales of Exchange Notes.

     The undersigned acknowledges that if the undersigned is tendering Initial Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the SEC No-Action Letters and in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes and such secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act and (ii) failure to comply with such requirements could result in the undersigned incurring liability under the Securities Act.

     For purposes of the Exchange Offer, UHS shall be deemed to have accepted validly tendered Initial Notes when, as and if UHS has given oral or written notice thereof to the Exchange Agent. If any tendered Initial Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Initial Notes are submitted for a greater principal amount than the Holder desires to exchange, such unaccepted or non-exchanged Initial Notes will be returned without expense to the tendering Holder thereof or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent's account at DTC, such non-exchanged Initial Notes will be credited to an account maintained with DTC as promptly as practicable after the expiration or termination of the Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, executors, administrators, trustees in bankruptcy, legal representatives, personal representatives, successors and assigns.

     The undersigned understands that tenders of Initial Notes not withdrawn before the Expiration Date pursuant to the instructions hereto will constitute an agreement between the undersigned and UHS upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue Exchange Notes issued in exchange for the Initial Notes accepted for exchange and return any Initial Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Initial Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and any Initial Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and return any Initial Notes not tendered or not exchanged in the name(s) of, and send said Exchange Notes to, the person(s) so indicated. The undersigned recognizes that UHS has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Initial Notes from the name of the registered holder(s) thereof if UHS does not accept for exchange any of the Initial Notes so tendered.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the accompanying Notice of Guaranteed Delivery (the "Notice of Guaranteed Delivery") may be directed to the Exchange Agent. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH INITIAL NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX.

     List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers, if any, and principal amounts should be listed on a separate signed schedule affixed to this Letter of Transmittal. Tenders of Initial Notes will be accepted only in authorized denominations of $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------------------
                                DESCRIPTION OF INITIAL NOTES
--------------------------------------------------------------------------------------------
                                      CERTIFICATE NUMBER(S)*
NAME(S) AND ADDRESS(ES) OF HOLDER(S)   (ATTACHED SIGNED LIST    AGGREGATE PRINCIPAL AMOUNT
     (PLEASE FILL IN, IF BLANK)            IF NECESSARY)       TENDERED (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF INITIAL NOTES TENDERED
-----------------------------------------------------------------------------
*  Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender with respect to all Initial Notes listed. See Instruction 2.
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           USE OF BOOK ENTRY TRANSFER
--------------------------------------------------------------------------------

   [ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:
--------------------------------------------------------------------------------
        DTC Book-Entry Account No.:
--------------------------------------------------------------------------------
        Transaction Code No.:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           USE OF GUARANTEED DELIVERY
--------------------------------------------------------------------------------

     Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available but are not lost, or (ii) who cannot deliver their Initial Notes, this Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender of such Initial Notes according to the guaranteed delivery procedures set forth in the Prospectus and in the instructions to this Letter of Transmittal and must also complete the Notice of Guaranteed Delivery.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:




     Name(s) of Holder(s) of Initial Notes:
   -----------------------------------------------------------------------------
     Window Ticket No. (if any):
    ----------------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                    ------------------------------------------------------------
    ----------------------------------------------------------------------------
     Name of Eligible Institution that Guaranteed Delivery:
                     -----------------------------------------------------------
    ----------------------------------------------------------------------------
     DTC Book-Entry Account No.:
    ----------------------------------------------------------------------------
     If Delivered by Book-Entry Transfer, Name of Tendering Institution:
                                    --------------------------------------------
    ----------------------------------------------------------------------------
     Transaction Code No.:
    ----------------------------------------------------------------------------

                       BROKER-DEALER COPIES OF PROSPECTUS
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
    ----------------------------------------------------------------------------
     Address:
    ----------------------------------------------------------------------------
     Aggregate Principal Amount of Initial Notes so held:
                    ------------------------------------------------------------

                             FOR USE BY AFFILIATES
--------------------------------------------------------------------------------
  [  ]  CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU ARE TENDERING
        INITIAL NOTES IS AN AFFILIATE OF UHS.

        Name:
       -------------------------------------------------------------------------

        Address:
 -------------------------------------------------------------------------------

        Aggregate Principal Amount of Initial Notes so held:
       ------------------------------

                                PLEASE SIGN HERE

       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF INITIAL NOTES REGARDLESS OF WHETHER INITIAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

       This Letter of Transmittal must be signed by the Holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Initial Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to UHS of such person's authority to so act. See Instruction 3 herein.

       If the signature appearing below is not of the registered Holder(s) of the Initial Notes, then the registered Holder(s) must sign a valid proxy.

 X
 --------------------------------------------------------                 Date:
 --------------------------------------------------------

 X
 --------------------------------------------------------                 Date:
 --------------------------------------------------------

 (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

 Name(s):
 ------------------------------------------------------------------------------

        -----------------------------------------------------------------------
                                 (PLEASE PRINT)
 Capacity:
 ------------------------------------------------------------------------------

 Address:
 ------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

 Area Code and Telephone No.:
 ------------------------------------------------------------------------------

 Tax Identification or Social Security No(s).:

 --------------------------------------------------

 --------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

 ------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

 ------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

 ------------------------------------------------------------------------------
                                 (PRINTED NAME)

 ------------------------------------------------------------------------------
                                    (TITLE)

 Date: ------------------------------ , 2004

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or if Initial Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Exchange Notes and/or Initial Notes in the name of:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------
                   TAXPAYER IDENTIFICATION OR SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit exchanged Initial Notes delivered by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

Name of Account Party:
--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled "Description of Initial Notes" within this Letter of Transmittal.

Mail Exchange Notes and/or Initial Notes to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                   PAYER'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS EXCHANGE AGENT
--------------------------------------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------------------------------------
Business name, if different from above
--------------------------------------------------------------------------------------------------------------
Check appropriate box:  [ ] Individual/  [ ] Corporation  [ ] Partnership  [          [ ]  Exempt from backup
  ] Other  ()c ------------
                         Sole Proprietor                                                  withholding
--------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)
--------------------------------------------------------------------------------------------------------------
City, state, and Zip Code
--------------------------------------------------------------------------------------------------------------


SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     ------------------------
FORM W-9                    AND CERTIFY BY SIGNING AND DATING BELOW                   Social Security Number
DEPARTMENT OF THE TREASURY                                                            OR
INTERNAL REVENUE SERVICE                                                              ------------------------
                                                                                      Employer Identification
PAYER'S REQUEST FOR                                                                   Number
TAXPAYER
IDENTIFICATION NUMBER
(TIN)
                            ----------------------------------------------------------------------------------
                            PART 2 -- Certification -- Under Penalties of Perjury, I  PART 3 --
                            certify that:                                             Awaiting TIN [ ]
                            (1) The number shown on this form is my correct Taxpayer
                            Identification Number (or I am waiting for a number to
                            be issued to me) and
                            (2) I am not subject to backup withholding because: (a)
                            I am exempt from backup withholding, (b) I have not been
                            notified by the Internal Revenue Service ("IRS") that I
                            am subject to backup withholding as a result of failure
                            to report all interest or dividends or (c) the IRS has
                            notified me that I am no longer subject to backup
                            withholding and (3) I am a U.S. person (including a U.S.
                            resident alien).
                            ----------------------------------------------------------------------------------
                            CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                            Signature ------------------------------------------      Date --------------------
--------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING, CURRENTLY AT THE RATE OF 28%, WITH RESPECT TO ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, all reportable payments made to me thereafter will be subject to withholding, currently at the rate of 28%, until I provide a number.

Signature ------------------------------  Date -------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND INITIAL NOTES; GUARANTEED DELIVERY PROCEDURES. The certificates for the tendered Initial Notes (or a timely confirmation of the book-entry transfer of Initial Notes into the Exchange Agent's account at DTC of all Initial Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 11:59 P.M., New York City time, on the Expiration Date. Initial notes may only be tendered in a principal amount of $1,000 and any integral multiple thereof.

     THE METHOD OF DELIVERY OF THE TENDERED INITIAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT ARE AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTER OF TRANSMITTAL OR INITIAL NOTES SHOULD BE SENT TO UHS.

     Holders who wish to tender their Initial Notes and whose Initial Notes are not immediately available, or who cannot deliver their Initial Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus and the instructions to this Letter of Transmittal below. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution (as defined below) and the Holder must sign a Notice of Guaranteed Delivery; (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a written or facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the Holder of the Initial Notes, the certificate number or numbers of such tendered Initial Notes and the principal amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the date of delivery of the Notice of Guaranteed Delivery, this Letter of Transmittal together with the certificate(s) representing the Initial Notes (or timely confirmation of the book-entry transfer of Initial Notes into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Initial Notes in proper form for transfer (or timely confirmation of the book-entry transfer of Initial Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date. Any Holder of Initial Notes who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal prior to 11:59 P.M., New York City time, on the Expiration Date.


     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by UHS in its sole discretion, which determination will be final and binding. UHS reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes UHS's acceptance of which would, in the opinion of counsel for UHS, be unlawful. UHS also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes, but if UHS waives any condition of the Exchange Offer, it will waive that condition for all Holders. UHS's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as UHS shall determine. Neither UHS, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned by the Exchange Agent to the tendering Holders of Initial Notes, unless otherwise provided in this

Letter of Transmittal, as soon as practicable following the Expiration Date unless the Exchange Offer is extended.

     2. PARTIAL TENDERS; WITHDRAWAL RIGHTS. Tenders of Initial Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all Initial Notes evidenced by a submitted certificate are tendered, the tendering Holder should fill in the aggregate principal amount of Initial Notes tendered in the third column of the box entitled "Description of Initial Notes." All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A reissued certificate representing the balance of nontendered Initial Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE INITIAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Holders may withdraw tenders of Initial Notes at any time prior to 11:59 P.M., New York City time, on the Expiration Date. For the withdrawal to be effective, the Exchange Agent must receive a written notice of withdrawal at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Initial Notes to be withdrawn; (ii) identify the Initial Notes to be withdrawn, including the certificate number or numbers and principal amount of such withdrawn Initial Notes; (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal by which such Initial Notes were tendered or as otherwise set forth in Instruction 3, including any required signature guarantees, or be accompanied by a bond power in the name of the person withdrawing the tender, in satisfactory form as determined by UHS in UHS's sole discretion, duly executed by the registered Holder, with the signature thereon guaranteed by an Eligible Institution together with the other documents required upon transfer by the indenture governing the Notes; and (iv) specify the name in which such Initial Notes are to be registered, if different from the person who deposited the Initial Notes pursuant to such documents of transfer.

     UHS will determine all questions as to the validity, form and eligibility, including time of receipt, of such withdrawal notices in its sole discretion. The Initial Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Initial Notes which have been tendered for exchange but which are withdrawn will be returned to their Holder without cost to such Holder as soon as practicable after withdrawal. Properly withdrawn Initial Notes may be retendered by following one of the procedures described in "The Exchange Offer -- Procedures for Tendering Initial Notes" of the Prospectus at any time on or prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Initial Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If any tendered Initial Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Initial Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of Initial Notes listed herein, such Initial Notes must be endorsed or accompanied by properly completed bond powers signed by the registered Holder exactly as the name(s) of the registered Holder or Holders appears on the Initial Notes with the signatures on the Initial Notes or the bond powers guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by UHS, evidence satisfactory to UHS of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), unless the Initial Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Initial Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (ii) for the account of an Eligible Institution. If signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, the guarantee must be by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Initial Notes for any principal amount not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. A Holder of Initial Notes tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Initial Notes," as the case may be.

     5. TAXPAYER IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering Holder whose Initial Notes are accepted for exchange must provide UHS with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which, in the case of a tendering Holder who is an individual, is his or her social security number. If UHS is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of Exchange Notes may be subject to backup withholding, currently at the rate of 28% (subject to future adjustment), with respect to all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Initial Notes must provide its correct TIN by completing the Substitute Form W-9 included herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Initial Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give UHS a completed Form W-8BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Initial Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking such box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to UHS within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to UHS.

     6. TRANSFER TAXES. UHS will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered Holder or any other person, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE INITIAL NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. WAIVER OF CONDITIONS. UHS reserves the absolute right to amend, waive or modify, in whole or in part, any or all of the conditions to the Exchange Offer set forth in the Prospectus.

     8. MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES. Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions. The Holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Initial Notes have been replaced.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth herein.


     10. DETERMINATION OF VALIDITY. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by UHS in its sole discretion, which determination will be final and binding. UHS reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes UHS's acceptance of which would, in the opinion of counsel for UHS, be unlawful. UHS also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes, but if UHS waives any condition of the Exchange Offer, it will waive that condition for all Holders. UHS's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as UHS shall determine. Neither UHS, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned by the Exchange Agent to the tendering Holders of Initial Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date unless the Exchange Offer is extended.


     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Initial Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

     12. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Initial Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     IMPORTANT: TO TENDER IN THE EXCHANGE OFFER, A HOLDER MUST COMPLETE, SIGN AND DATE THIS LETTER OF TRANSMITTAL OR A COPY HEREOF (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) AND HAVE THE SIGNATURES HEREON GUARANTEED IF REQUIRED BY THIS LETTER OF TRANSMITTAL, OR DELIVER A NOTICE OF GUARANTEED DELIVERY, TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                Exchange Agent:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION


        By Regular Mail or               In Person by Hand Only                By Registered or
        Overnight Courier:                                                     Certified Mail:
                                           Wells Fargo Bank,
        Wells Fargo Bank,                 National Association                Wells Fargo Bank,
       National Association             608 Second Avenue South              National Association
          MAC# N9303-121            Corporate Trust Operations, 12th            MAC# N9303-121
    Corporate Trust Operations                   Floor                    Corporate Trust Operations
      6th & Marquette Avenue          Minneapolis, Minnesota 55402              P.O. Box 1517
   Minneapolis, Minnesota 55479                                       Minneapolis, Minnesota 55480-1517


                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                                 (612) 667-4927

           To Confirm Facsimile by Telephone or for Information Call:
                                 (800) 344-5128

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR -- Social Security numbers (SSN) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN) have nine digits separated by one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

---------------------------------------------------------------
                                   GIVE THE SOCIAL
                                   SECURITY NUMBER
    FOR THIS TYPE OF ACCOUNT:      OF --
---------------------------------------------------------------
1.   Individual                    The individual
2.   Two or more individuals       The actual owner of the
     (joint account)               account or, if combined
                                   funds, the first individual
                                   on the account(1)
3.   Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
4.   a. The usual revocable        The grantor-trustee(1)
     savings trust (grantor is
        also trustee)
     b. So-called trust account    The actual owner(1)
     that is not a legal or valid
        trust under State law
5.   Sole proprietorship or        The owner(3)
     single-member LLC
---------------------------------------------------------------

 -------------------------------------------------------------------------------
                                               GIVE THE EMPLOYER
                                               IDENTIFICATION
          FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
 -------------------------------------------------------------------------------
    6.     Sole proprietorship or single-      The owner(3)
           member LLC
    7.     A valid trust, estate or pension    The legal entity(4)
           trust
    8.     Corporate                           The corporation
    9.     Association, club, religious,       The organization
           charitable, educational or other
           tax-exempt organization
   10.     Partnership                         The partnership
   11.     A broker or registered nominee      The broker or nominee
   12.     Account with the Department of      The public entity
           Agriculture in the name of a
           public entity (such as a state or
           local government, school district
           or prison) that receives
           agricultural program payments

---------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.
(4) List first and circle the name of the valid trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
             (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)
                                     PAGE 2

NAME

If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

OBTAINING A NUMBER

If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from your local Internal Revenue Service ("IRS") office.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reordering under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting.

(1) A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7).

(3) The United States or any of its agencies or instrumentalities.

(4) A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6) An international organization or any of its agencies or instrumentalities.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends generally not subject to backup withholding include the following:

-- Payments to nonresident aliens subject to withholding under section 1441.

-- Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

-- Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

-- Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.

-- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-- Payments described in section 6049(b)(5) to nonresident aliens.

-- Payments on tax-free covenant bonds under section 1451.

-- Payments made by certain foreign organizations.

-- Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections.

PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are qualified to file a tax return. Payors must generally withhold 28% (subject to future adjustments) of taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TIN -- If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE IRS.